Pursuant to 17 CFR 229.601(b)(10)(iv), confidential information (indicated by [***]) has been omitted from this exhibit because it is both not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.11.6

AMENDMENT NO. 5 TO

CONTRACT MANUFACTURING AGREEMENT (Metreleptin SLD)

THIS AMENDMENT NO. 5 (the “Amendment”) is made as of October 13 2014 (the “Amendment Effective Date”) by and between Amylin Pharmaceuticals, Inc. with offices at 9360 Towne Centre Drive, San Diego, California 92121 (“Amylin Pharmaceuticals, LLC”) and Sandoz GmbH, with a principal place of business at Biochemiestr. 10, A6250 Kundl, Austria (“Sandoz”).

WITNESSETH:

WHEREAS, Sandoz and Amylin Pharmaceuticals, LLC (“Amylin”, formerly known as - and successor in interest to - Amylin Pharmaceuticals, Inc.) entered into a certain Contract Manufacturing Agreement in relation to Metreleptin SLD dated as of 30 September 2010, as amended (the “Agreement”); and

[WHEREAS, Amylin Pharmaceuticals, LLC is a party to the Agreement as successor in interest to Amylin;]

WHEREAS, Amylin Pharmaceuticals, LLC. and Sandoz desire to amend the Agreement to reflect mutually agreed upon terms in accordance with the provisions of this Amendment.

NOW, THEREFORE, in consideration of thess mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Amylin Pharmaceuticals, LLC (“Amylin”) and Sandoz agree as follows:

1.	Definitions.

Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to them in the Agreement.

2.	Amendments.

The Parties hereby agree as follows:

(i)	The RPP4 Facility price per week shall be [***], applicable from (and including) the [***] until the end of the Agreement term. For the avoidance of doubt, this amount is subject to the provisions and price adjustment of Section 6 (“General”) of Schedule 4 (“Capacity and Pricing Estimates, Fees”) of the Agreement starting on [***]. The amounts contained in the Agreement (including its Schedules) shall be recalculated accordingly.

(ii)	As of [***], Amylin hereby agrees to order a minimum amount of [***] per calendar year (“Minimum Order”). For the avoidance of doubt, [***] is the first year for which the Minimum Order shall apply. Unless otherwise agreed, the (annual) Product Manufacture shall be divided into [***] consisting of an equal number plus/minus [***]. No single campaign shall consist of less than [***] cGMP Batches. The definition of “Minimum Order” shall supersede the definitions of

“Ordered Amount Fee”, “Minimum Fee” and “Minimum Fee Period”. The Parties agree that Amylin shall order and pay for - and Sandoz shall perform - [***] every time that: (i) a change is implemented into the Process, and (ii) the previous Product campaign ended more than [***] prior to the scheduled campaign start.

(iii)	In the event that, with respect to any calendar year from [***] onwards, Amylin has not ordered the Minimum Order, Company shall pay to Sandoz - by [***] of the relevant year of Manufacture - the difference between the Minimum Order and the actually used capacity for Product Manufacture pursuant to a Firm Order as well as Raw Materials which were purchased or under a binding order placed by Sandoz. Any Raw Materials purchased/ordered by Sandoz and paid for by Amylin pursuant to this paragraph 2(iii) will, at Amylin’s option and expense, be shipped by Sandoz to Amylin or Amylin’s nominated representative. Instead of having such Raw Materials shipped back to Amylin, Amylin may also offer to Sandoz to purchase such excess Raw Materials and Sandoz will consider in good faith whether it can use such Raw Materials in other products. Sandoz shall be under no obligation to purchase such Raw Materials from Amylin. This paragraph 2(iii) supersedes Clause 9(3) of the Agreement.

(iv)	Unless otherwise agreed, Sandoz shall be under no obligation to manufacture any Product exceeding [***] of Facility (RPP4) capacity [***], including product change over and Engineering Batches (“Maximum Order”).

(v)	As of the Amendment Effective Date, Clause 10.4 of the Agreement shall be replaced by the following:

“Before [***] of each calendar year, Amylin will provide to Sandoz a rolling forecast of its entire demands for Product of Amylin, its Affiliates and licensees for the [***] following the year in which the forecast is provided (each such forecast a “Rolling Commercial Forecast”), provided that the amount of Product forecasted for any individual calendar year in the Rolling Commercial Forecast (i) shall not be less than the Minimum Order and (ii) unless otherwise agreed to by Amylin and Sandoz, shall not exceed the Maximum Order. Each Rolling Commercial Forecast shall consist of (i) the Firm Order for Product for calendar year 1 of such [***] forecast, and (ii) non-binding forecasted demands for Product for the subsequent [***].”

(vi)	As of the Amendment Effective Date, Clause 10(6) of the Agreement shall be entirely replaced by the following:

“With respect to each Firm Order (a) Amylin will be obligated to purchase [***] of the quantity of Product set forth in such Firm Order and (b) Sandoz will be obligated to Manufacture [***] of the quantity of Product set forth in the Firm Order, except as justified by Batch volumes based on the number of kg of Product ordinarily produced per Batch. In the event Amylin requests Product from Sandoz in excess of (i) the Firm Order, (ii) the amounts of Product set forth in the applicable Rolling Commercial Forecast, or (iii) an amount of Product for which the Manufacture requires more than the Maximum Order (in each case, an “Excess Order”), Sandoz will use its commercially reasonable efforts to accommodate such Excess Orders consistent with this Agreement in an attempt to meet Amylin’s requirements for the Product. Sandoz shall inform Amylin whether it will fill Excess Orders within [***] of receiving the applicable Firm Order so as to permit Amylin to manage its inventory of Product and respond to market demand.”

(vii)	Any activity rendered under the Agreement and/or this Amendment shall be invoiced to, and paid by, Amylin – directly or through its affiliate [AstraZeneca LP, Accounts Payable [***]]. Nothing in the previous sentence shall relieve Amylin from its obligations under the Agreement or this Amendment, including but not limited to ensuring payment is made for activities rendered.

3.	Reference to and Effect on the Agreement.

3.1          On and after the Amendment Effective Date, each reference to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Agreement as amended hereby. No reference to this Amendment need be made in any instrument or document at any time referring to the Agreement, a reference to the Agreement in any of such instrument or document to be deemed to be a reference to the Agreement as amended or integrated hereby.

3.2          Except as amended or integrated by this Amendment the provisions of the Agreement shall remain in full force and effect.

4.	Counterparts.

This Amendment may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement. Any such counterpart may contain one or more signature pages. This Amendment may be executed by facsimile signature pages.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered on the date first written above.

Sandoz GmbH		Amylin Pharmaceuticals, LLC

Date:	10/21/14	Date:	10/20/14

By:	[***]	By:	[***]

Name:	[***]	Name:	[***]

Title:	[***]	Title:	[***]

Sandoz GmbH		Amylin Pharmaceuticals, LLC

Date:	27 Oct 2014	Date:	10/14/14

By:	[***]	By:	[***]

Name:	[***]	Name:	[***]

Title:	[***]	Title:	[***]